Exhibit 99.01

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[GRAPHIC]

Edison Electric Institute

Financial Conference

November 8, 2005

[LOGO]

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

[GRAPHIC]

Dick Kelly

President and Chief Executive Officer

Financial Performance Objectives

•                  EPS growth rate 2005 - 2009

•                  Target 5 – 7% per year*

•                  Annual dividend increases

•                  Consistent with dividend growth objective of 2 – 4% per year

•                  Credit rating

•                  Senior unsecured debt A to BBB+

*                 Excluding any impact from COLI

Financial Performance

Regulators/ Legislators

Value to Customers	Environmental Stewardship

Invest in Regulated Utility Business

Operational Focus

Results in local decision makers with 360 degree perspective, responsibility and accountability

Regulatory

Financial		Legislative
issues
Operational Focus
Resource		Customer
needs		expectations

Resource
portfolio

Improving Reliability

Objective Within Top Quartile

System Average Interruption Duration Index (SAIDI)

[CHART]

PSCo Quality Service Plan (QSP) Settlement

•                  Invest $11 million of incremental capital targeted at specific outage causes

•                  QSP excludes SAIDI

•                  Investment will be included in rate base after 2006 rate case

Distribution, Customer and A & G Costs

Dollars per customer

[CHART]

Source:  2004 FERC Form 1

Improving Large Customer* Satisfaction

Percentile rank – TQS survey results

[CHART]

Good

*                 6,100 customers surveyed served by 60 utilities

Working with Customers

•                  $5 million contribution to energy assistance providers

•                  Increased conservation and energy-saving programs promotion

•                  Pro-actively work with “at-risk” customers regarding community resources and offer financial assistance

•                  Work with community leaders, local companies and organizations to develop additional support

•                  Communicate extensively to provide customers with resources and information

Environmental Stewardship

•                  7% of energy from renewables – 2004

•      Wind generation:

• Current	953	MW
• In-service by 2008	730
• Negotiating	850
Total	2,533	MW

•                  Partner with EPRI on high-altitude, Powder River Basin coal IGCC demonstration

•                  Partner with the National Renewable Energy Laboratory on wind-hydrogen demonstration

•                  8 MW solar farm to be built in Colorado

CAIR and Mercury Compliance Plan

•                        Colorado is exempt from CAIR

•                        Filed suit contesting inclusion of West Texas in CAIR

•                        NSP SO2 credits to last through 2020

•                        SPS to purchase SO2 allowances

•                        Investment of $50 – 60 million to meet NOX standards at NSP and SPS

•                        PSCo expected to meet mercury reduction requirements with Comanche 3 and Comanche 1 & 2 modifications

•                        Testing and evaluating approaches to address mercury reduction at NSP and SPS

MERP Project Status

King
• 571 MW super-critical coal retrofit and upgrade
• Broke ground April 2006	[GRAPHIC]
• 90% of contracts placed
• Shut-down fall 2006; on-line spring 2007

High Bridge
• 267 MW coal to 575 MW CCGT
• All major permits received	[GRAPHIC]
• Site work under way
• On-line late spring 2008

Riverside
• 386 MW coal to 520 MW CCGT
• Permitting and equipment design underway	[GRAPHIC]
• On-line late spring 2009

Comanche 3 Update

•                  All environmental permits received*

•                  Construction contracts awarded for:

• Boiler
• Turbine
• Air quality systems	[GRAPHIC]
• Site development
• Stack construction

•                  Site preparation underway

•                  Stack foundation work has begun

•                  Formal groundbreaking later this year

*                 Two parties filed suit challenging issuance of permits, they have not sought a stay of permits or an injunction on construction

Earn a Fair Return on Equity

•                  File rate cases

•                  Receive a fair return on equity

•                  Manage to allowed cost

•                  Invest in jurisdictions which provide a fair return

•                  File rate cases as often as necessary

Financial Overview

[GRAPHIC]

Ben Fowke

Vice President and Chief Financial Officer

Rate Cases with 2006 Impacts

Filed

• Colorado Gas	☒

• Wisconsin Electric and Gas	☒

• Minnesota Electric	☒

• North Dakota Electric	November 2005

PSCo Gas Rate Case

Dollars in millions

	Case		Percent	Rate
	Amount	ROE	Equity	Base
PSCo	$34.5	11.00%	55.49%	$1,030	(1)

CPUC Staff	$8.5	9.50%	52.53%	$996	(2)

OCC	$(0.2)	8.50%	50.10%	$1,003	(2)

(1)         Historic year-end

(2)         Average

Revenue requirement impact of 100 basis point change

ROE = $9 million

Percent equity = $2 million

NSP – Wisconsin Electric Rate Case

Dollars in millions

	Case		Percent	Rate
	Amount	ROE	Equity	Base
NSP (W)	$53.1	11.90%	56.32%	$553.2	(1)

PSCW Staff	$45.4	11.00%	56.43%	$551.1	(1)

Industrial Group	NP	10.50%	51.00%	NP

Department of Defense	$20.2	10.25%	56.32%	$553.2

(1)         Forecast average

NP – No proposal

Revenue requirement impact of 100 basis point change

ROE = $5 million

Percent equity = $1 million

NSP – Wisconsin Gas Rate Case

Dollars in millions

	Case		Percent	Rate
	Amount	ROE	Equity	Base
NSP (W)	$7.7	11.90%	56.32%	$81.4	(1)

PSCW Staff	$5.8	11.00%	56.43%	$81.1	(1)

Industrial Group	NP	10.50%	51.00%	NP

Department of Defense	$3.3	10.25%	56.32%	$77.0	(1)

(1)         Forecast average

NP – No proposal

Revenue requirement impact of 100 basis point change

ROE = $0.7 million

Percent equity = $0.2 million

NSP – Minnesota Electric Rate Case

•                  Request increase of $168 million; 8.05% increase

•                  Rate base of $3.2 billion

•                  Request ROE of 11%; 51.7% equity

•                  Based on 2006 forecast test year

•                  Interim rates set at $141 million in effect January 2006, subject to refund; 6.9% increase

•                  Decommissioning accrual

Revenue requirement impact of 100 basis point change

ROE = $29 million

Percent equity = $4 million

Minnesota Electric Rate Case Drivers

1992 – 2004

Customer Growth	180,000

Load Growth	3,000	MW

Added Capacity	580	MW

Rate Reductions	$23.5	million

Residential Rate	@	675 KWh/month

1993		7.25 cents/KWh

2005		8.47 cents/KWh

1.3%/year increase

Minnesota Regulatory Process

November 2006

Rates Implemented
November 2006

Briefs	Decision
~July 2006	August 2006

Public Hearings	Technical Hearings
~March 2006	~June 2006

Interveners File	Rebuttal Testimony
~February 2006	~March 2006

Discovery	Interventions

Company Files Case	Interim Rates Effective
November 2, 2005	January 1, 2006

November 2005

Rate Cases with Expected 2007 Impacts

•                  Colorado Electric

•                  Texas Electric

•                  New Mexico Electric

•                  South Dakota Electric

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009

Base level capital exp	$982	$1,035	$1,016	$920	$1,031
Minnesota MERP	211	336	228	180	44
Comanche (3)	62	198	331	284	73
Total	$1,255	$1,569	$1,575	$1,384	$1,148

Anticipated annual growth in average rate base	4%	4%	7%	5%	2%

Potential Regulatory Net Income

Dollars in millions

	2004	2005	2006	2007	2008	2009

Average rate base	$10,500

Projected rate base growth		4%	4%	7%	5%	2%

Projected average rate base		$10,920	$11,357	$12,152	$12,759	$13,015

Equity ratio		51%	51%	51%	51%	51%

Average equity rate base		$5,570	$5,790	$6,200	$6,510	$6,640

Dollars in millions

											Annual
											Growth
											Rate from
	2005		2006		2007		2008		2009		2005
Equity Rate
Base	$5,570		$5,790		$6,200		$6,510		$6,640

ROE
9.2%	$515	*+	$530		$570		$600		$610		4.3%
9.5%			$550	+	$590		$620		$630		5.2%
10.0%			$580	+	$620	+	$650		$660		6.4%
10.5%					$650	+	$680	+	$700		8.0%
11.0%					$680		$720	+	$730	+	9.1%

*                 Represents approximately mid-point of lower half of 2005 guidance range

+                 Potential trajectory

Earnings Guidance Range

Dollars per share

	2005		2006**

Regulated Utility	$1.18 – $1.28		$1.25 – $1.35
Holding Company and other	(0.09)		(0.10)
COLI – Tax benefit	0.09		0.10
Continuing operations	$1.18 – $1.28	*	$1.25 – $1.35

*                 Expected to be in lower half of range

**          See earnings guidance assumptions in appendix

Financial Performance Objectives

•                  EPS growth rate 2005 – 2009

•                  Target 5 – 7% per year*

•                  Annual dividend increases

•                  Consistent with dividend growth objective of 2 – 4% per year

•                  Credit rating

•                  Senior unsecured debt A to BBB+

*                 Excluding any impact from COLI

Xcel Energy Investor Meeting

Tuesday, November 29, 2005

Pierre Hotel

5th Avenue at 61st Street, New York

Breakfast buffet at 7:30 am

Presentation from 8:00 am to 12 noon

Presenters
Dick Kelly	President and Chief Executive Officer
Paul Bonavia	President – Operating Utilities
David Wilks	President – Energy Supply
David Sparby	Vice President – Regulatory and Legislative Affairs
Ben Fowke	Vice President and Chief Financial Officer

RSVP to Faye Wahlstrand: 612-215-4548

email: faye.m.wahlstrand@xcelenergy.com

[GRAPHIC]

Appendix

[GRAPHIC]

Strong Regional Economy

Unemployment rate — August 2005
US	4.9%
Xcel service area	4.0%

Xcel annual sales growth — 2005-2009
Electric	1.8%
Gas	1.5%

4th largest US electric and gas utility —

*                 Sale pending on Kansas and Oklahoma properties

Organizational Structure 2004 Results

		Xcel Energy Inc.	Income from Continuing
		$527	Operations (Dollars in millions)

Holding
Company
$(43)

Northern	Northern
States	States	Public	Southwestern	Subsidiaries
Power	Power	Service	Public	• Eloigne
Company -	Company -	Company of	Service	• Quixx
Minnesota	Wisconsin	Colorado	Company
$230	$54	$218	$55	$13

Regulated				Nonregulated

Rate Base and Returns

Dollars in millions

	Rate Base		Earned				Equity
	2004		ROE		Authorized		Ratio
	Average		2004		ROE		2004

NSP (M) - Electric retail	$2,992		10.73	%(1)	11.47%		50.3%
NSP (M) - Gas retail	402		8.50		10.40	(2)	50.3
North Dakota - Electric retail	166		10.80		12.00		50.3
North Dakota - Gas retail	39		8.18		11.50		47.6
Colorado -Electric retail	3,042		9.18		10.75		50.1
Colorado - Gas retail	996		8.76		11.00		50.1
Texas -Electric retail	889		9.39		11.50		48.7
NSP (W) - Retail electric	538		NR		11.90		55.8
NSP (W) - Retail gas	70		NR		11.90		55.8
Non-reported	1.4	B
Total including non-reported	10.5	B

NR: Non-reportable

(1)         Projected 2005 ROE of 8.96% based on normal conditions. 2004 result reflects strong trading margins and change in decommissioning accrual.

(2)         2005 decision

Reconciliation of Estimated

Regulatory Reporting from GAAP

Dollars in millions

Common Equity	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP common stockholder’s equity (1)	$2,007	$433	$2,287	$781	$5,507
2003 GAAP common stockholder’s equity (1)	1,809	425	2,140	814	5,188
Average GAAP common stockholder’s equity	1,908	429	2,213	798	5,348
Adjustments	-5	-5	64	-11	43
Adjusted average equity for purposes of regulatory equity ratio	$1,903	$424	$2,277	$787	$5,391

Debt	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP total debt (1) (2)	$2,032	$348	$2,502	$861	$5,743
2003 GAAP total debt (1) (2)	2,003	337	1,845	825	5,010
Average GAAP total debt	2,018	342	2,173	843	5,376
Adjustments	-140	-6	94	-16	-68
Adjusted average debt for purposes of regulatory equity ratio	$1,878	$336	$2,267	$827	$5,308

Regulatory equity ratio					50.4%

(1)         Source: 2004 Operating Company 10-K’s

(2)         Consists of long-term debt, current portion of long-term debt and short-term debt

See note on the bottom of the following page for additional information

Dollars in millions

	NSP (M)	NSP (W)	PSCo	SPS	Total
Net Income
2004 GAAP net income (1) $230	$54	$218	$55	$557
Adjustments	-25		-26		-51
Adjusted net income for purposes of regulatory net income	$205	$54	$192	$55	$506

Calculation of Regulatory Net Income
Estimated regulatory rate base ($10.5 B) x Regulatory equity ratio (50.4%)
= Estimated equity rate base ($5.3 B)
Regulatory net income ($506 M) ÷ Estimated equity rate base ($5.3 B) = Estimated regulatory return on equity (9.6%)

Depreciation & Amortization – Cash Flows	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP depreciation and amortization – cash flow (1)	$352	$48	$234	$100	$735

(1)         Source: 2004 Operating Company 10-K’s

Financial results for regulatory reporting frequently differ from GAAP.

Regulatory reporting includes the use of 12 and 13 month averages for capitalization, eliminates inter-company transactions, excludes non-regulated investments, includes or excludes revenues and or expenses associated with various recovery mechanisms and other factors, all of which may vary from one regulatory jurisdiction to another.

2006 Key Earnings Guidance Assumptions

•                  Successful rate cases

•                  Minnesota electric request $168 million

•                  Wisconsin electric & gas request $61 million

•                  Colorado gas request $34 million

•                  North Dakota electric request

•                  Weather adjusted sales growth:

•                  Retail Electric  1.3 – 1.7%

•                  Gas  0 – 1.0%

2006 Key Earnings Assumptions

Change from 2005:

•                  Short-term wholesale margins decline approximately $15 – 30 million

•                  O&M expenses increase 3 – 4%

•                  Depreciation increases $100 – 110 million, including $60 million increase in decommissioning

•                  Interest increases $10 – 15 million

•                  AFUDC equity expected to increase $10 – 15 million

•                  Continue to recognize COLI tax deduction

•                  Effective income tax rate of 27 – 29%

•                  Average shares 428 million based on “If converted”

Coal Supply Contracted

[GRAPHIC]

		Coal
	Coal	Transportation
2005	99%	100%
2006	94	75
2007	65	45
2008	46	45

Annual consumption: 32 million tons of low-sulfur,

low-mercury western coal

Electric Fuel and Purchased

Energy Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to + $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if + 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside + 2% annually

New Mexico:	Recovery of costs with 2 month lag

Retail Electric Rate* Comparison

[CHART]

* EEI typical bills – Summer 2005

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured

Holding Co.	—	Baa1	—	BBB-

NSP (M)	A2	A3	A-	BBB-

NSP (W)	A2	A3	A-	BBB

PSCo	A3	Baa1	A-	BBB-

SPS	—	Baa1	—	BBB

Outlook		Stable		Stable

Capital Expenditure Forecast by Operating Company

Dollars in millions

	2005	2006	2007	2008	2009

NSP (M)	$673	$879	$697	$564	$517

NSP (W)	58	66	67	95	63

PSCo	414	525	684	604	457

SPS	110	99	127	121	111

Total	$1,255	$1,569	$1,575	$1,384	$1,148

Minnesota MERP – Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$211	$336	$213	$138	$64
Cumulative	$258	$594	$806	$944	$1,008

Equity ratio	48.5%	48.5%	48.5%	48.5%	48.5%

Return on equity	10.86%	10.86%	10.86%	10.86%	10.86%

Equity return	$8	$23	$38	$47	$52

Comanche 3 – Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$62	$198	$331	$284	$73
Cumulative	$66	$264	$595	$879	$952

Equity ratio	56%	56%	56%	56%	56%

Return on equity	10.75%	10.75%	10.75%	10.75%	10.75%

Equity return	$2	$10	$26	$45	$55

Energy Supply Mix – 2004

Owned and Purchased

Fuel Mix	Purchased Energy

[CHART]	[CHART]

*                 Low-sulfur, low-mercury western coal